EXHIBIT 99.2

Third Quarter 2006 Earnings Conference Call November 1, 2006 Owen Kratz -Executive Chairman Martin Ferron - President & Chief Executive Officer Wade Pursell - Chief Financial Officer

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any projections of revenue, gross margin, expenses, earnings or losses from operations, or other financial items; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of property or wells; any statements of the plans, strategies and objectives of management for future operations; any statement concerning developments, performance or industry rankings relating to services; and any statements of assumptions underlying any of the foregoing. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; complexities of global political and economic developments, geologic risks and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's Annual Report on Form 10-K for the year ending December 31, 2005 and subsequent quarterly reports on Form 10-Q. We assume no obligation and do not intend to update these forward-looking statements. The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Statements of proved reserves are only estimates and may be imprecise. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include not only proved reserves but also other categories of reserves that the SEC's guidelines strictly prohibit the Company from including in filings with the SEC. Investors are urged to consider closely the disclosure in the Company's Annual Report on Form 10-K for the year ending December 31, 2005. As previously announced, Cal Dive has filed with the Securities and Exchange Commission a Form S-1 for its planned initial public offering (IPO) of a minority interest in Cal Dive's common stock. The offering will be made only by means of a prospectus. Once available, preliminary prospectuses may be obtained from Cal Dive International, Inc., 400 North Sam Houston Parkway E., Houston, Texas 77060 or by calling (281) 618-0400. A registration statement relating to the IPO of Cal Dive stock has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of Cal Dive common stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. There can be no assurance of if or when this offering will be completed. Forward-Looking Statements

Presentation Outline I. Summary of Results II. Operational Highlights by Segment A. Contracting Services B. Oil & Gas III. Strategic Overview IV. Questions & Answers H E L I X E N E R G Y S O L U T I O N S

Summary of Results (all amounts in thousands, except per share amounts and percentages) Third Quarter Third Quarter Second Quarter 2006 2005 2006 Revenues $374,424 $209,338 $305,013 Gross Profit 130,470 82,928 131,692 35% 40% 43% Net Income 57,029 42,671 69,139 15% 20% 23% Diluted Earning Per Share 0.60 0.53 0.83 EBITDAX (see reconciliation in the attached financial summary) 190,971 51% 102,414 49% 147,757 48% H E L I X E N E R G Y S O L U T I O N S

3Q 2005 3Q 2006 Contracting Services 133.8 229.4 Oil & Gas Production 75.5 145 Revenues and Gross Profit by Segment 3Q 2005 3Q 2006 Contracting Services 42 85.9 Oil & Gas Production 40.9 44.6 Revenues in Millions Gross Profit in Millions H E L I X E N E R G Y S O L U T I O N S Contracting Services Oil & Gas

3Q 2005 3Q 2006 2005 Actual 2006 Estimate 42.7 57 0 150.1 255 36 Earnings Growth (Net Income in Millions) H E L I X E N E R G Y S O L U T I O N S 42.7 57.0 150.1 291 255 Guidance Range

2001 2002 2003 2004 2005 2006 12.3 4.9 7.4 13.4 16.5 19 Return on Capital Invested 3rd QTR YTD Annualized (See GAAP reconciliation at Company's website - www.HelixESG.com) 12 5 7 13 17 19 H E L I X E N E R G Y S O L U T I O N S (Percentage)

MARAD Construction and Other Long Term Debt Term B Facility (Amounts in Millions) 9/30/06 12/31/05 12/31/04 Debt To Book Capitalization 22% 40% 47% Convertible Notes H E L I X E N E R G Y S O L U T I O N S

Elements of Q3 Earnings Shortfall Factor Earnings Impact $/Share 1. Lower Oil & Gas Sales Due to Pipeline Shut ins and Production Management Issues. $0.10 2. Additional Marine Asset Maintenance/Upgrade Time: Expensed Costs 0.03 Opportunity Cost 0.05 3. Dry Hole Cost of Two Remington Deep Shelf Wells Commenced Before Deal Closure 0.11 4. Marine Contracting Profit Elimination on Internal Work 0.04 5. One Off Integration Costs Linked to the Acquisition of Remington 0.02 6. Incremental Hurricane Repair Costs on Facilities 0.03 7. Lower Spot Natural Gas Prices in September 0.02 $0.40

Contracting Services (CS)

(Amounts reflected are in thousands, except percentages, and are before intercompany eliminations)

	Third Quarter		Second Quarter
	2006	2005	2006
Revenues	$251,206	$144,398	$237,354
Gross Profit	91,882	42,051	91,190
	37%	29%	38%

Q3/06 Review:

Overall revenues increased by 6% sequentially despite a much higher level of vessel maintenance and upgrade activity in Q3. The revenue uplift was driven by improved pricing especially in the deepwater and well operations segments. Gross profit margins showed an eight point improvement year over year and were essentially flat sequentially despite the higher cost and downtime related to the vessel maintenance and upgrade work.

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HELIX ENERGY SOLUTIONS

Contracting Services continued Q4/06 and Outlook: We expect better financial performance in Q4 due to both gradually improved pricing and significantly less vessel maintenance activity. It is particularly noteworthy that we have recently secured a $250 million term contract for the Seawell and a $150 million project LOI for the Express and Eclipse, all at > 40% gross profit margins, which bodes well for the spot pricing environment in the medium term. H E L I X E N E R G Y S O L U T I O N S

CS – Well and Subsurface Consulting

(Amounts in thousands, except percentages)



	Third Quarter 2006	Second Quarter 2006
Revenues	$9,494	$10,263
Gross Profit	$3,026	3,320
	32%	32%

Q3/06 Review

Revenue was down marginally from Q2 levels due to seasonal effects; however, gross profit margins remained at six points ahead of our expectations for this third quarter since the acquisition of Helix RDS. This was achieved as a result of being able to obtain higher professional fees than those originally anticipated.

Q4/06 Outlook:

Although staff recruitment and retention remain our key challenges in today's very competitive market place, revenue and gross profit are expected to remain in line with our projection for the remainder of 2006.

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HELIX ENERGY SOLUTIONS

CS - Shelf Construction Third Quarter Third Quarter Second Quarter 2006 2005 2006 Revenues $128,363 $49,246 $124,765 Gross Profit 57,738 17,667 60,944 45% 36% 49% Utilization 83% 65% 87% (Amounts in thousands, except percentages and are before intercompany eliminations) H E L I X E N E R G Y S O L U T I O N S

CS – Shelf Construction Continued




Kestrel



Q3/06 Review:

Utilization levels dropped by four points as we caught up on vessel maintenance and completed the upgrade to the *Kestrel* three weeks later than expected.

Revenues increased by 3% sequentially due to better pricing, but gross profit margins fell by four points due to a higher level of vessel downtime cost.

Q4/06 and Outlook:

We expect similar to better financial results in Q4 with the contribution from the *Kestrel* compensating for a seasonal slowdown in surface diving activity.

Potential IPO Update

We have completed preparation for the potential IPO of a minority stake in Cal Dive and continue to monitor the valuation environment.

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HELIX ENERGY SOLUTIONS

CS – Deepwater Construction


Canyon

Utilization

	Third Quarter		Second Quarter
	2006	**2005**	**2006**
Pipelay	66%	100%	85%
Robotics	82%	67%	67%

Q3/06 Review:

- Of our two deepwater pipelay assets, the *Intrepid* had an excellent quarter of utilization and performance while the *Express* upgrade program was delayed mainly due to a minor switchboard fire during sea trials. She returned to active service in early October.
- Our robotics division (Canyon) had a record quarter due to strong ROV utilization and pricing in all geographic regions and a seasonal pick up in pipe burial work in the North Sea.



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HELIX ENERGY SOLUTIONS

CS – Deepwater Construction



Q4 and Outlook:

Both the *Intrepid* and the *Express* have strong backlogs and the recent significant award for the *Express*, in the emerging East India deepwater area, demonstrates our ability to participate well in the fast growing deepwater pipelay segment.

We expect the robotics group to have a strong Q4 although there will be a seasonal slowdown in pipe burial work late in the quarter.

Our Board or Directors also recently approved a $30 million investment program in new robotic assets to further boost our strong position in the deepwater construction support and pipe burial niches.



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HELIX ENERGY SOLUTIONS

CS – Well Operations



Utilization

Third Quarter		Second Quarter
2006	2005	2006
86%	94%	83%



Q3/06 Review:

The *Seawell* had a record quarter of financial performance due to an anticipated improvement in spot market pricing in the North Sea. However, the *Q4000* thruster problems continued such that she had a thruster removed for rebuilding. This caused around twelve days of downtime and limited her to mainly low margin fill in work.

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HELIX ENERGY SOLUTIONS

CS – Well Operations Continued

<u>Q4/06 and Outlook</u>

- The *Seawell* has an exceptionally strong backlog, especially following the recently announced $250 million contract with Shell in the North Sea. The first phase of that contract will commence in January 2007. During Q4 the vessel will work almost exclusively for the same operator on old contract terms.

- As also announced during Q3 we have kicked off the build of a second asset for the North Sea region. That vessel should enter the region in late 2008.

- The *Q4000* should have a much better Q4, especially once the rebuilt thruster is re-installed. Following that she has a backlog of high margin well operations work stretching out several months.



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HELIX ENERGY SOLUTIONS

CS – Well Operations Continued

In October we completed the acquisition of a majority stake in SEATRAC, a Perth- based subsea engineering and service provider, specializing in project engineering and subsea well operation in the Asia/Pacific region. We paid around $12 million for 58% of the company and will likely acquire the rest of the business depending on the achievement of performance targets. We intend to use SEATRAC as the foundation on which to build our operating presence in this exciting emerging marketplace for subsea well operations. SEATRAC will change its name to Well Ops SEA Pty Ltd.



HYDRAULIC STUFFING BOX
HYDRAULIC TOOL CATCHER
SINGLE RAM BOP
UPPER LUBRICATOR SECTION
LOWER HYD. LATCH
LOWER LUBRICATOR SECTION
TOOL TRAP
DUAL RAM BOPS
BORE SELECTOR
ADAPTER PLATE
CONNECTOR

SEATRAC's Main Assets:

- Subsea intervention device (SID) for riser-less well intervention on live subsea wells
- Cement Injection tools (CIT) for installing cement plugs between the innermost casing strings whilst performing subsea well abandonment
- High performance multi-casing subsea wellhead severance device (AXE) with low environmental impact
- A modular system for the deployment of the SID, the CIT and the AXE from vessels of opportunity. The system can also be used for recovering subsea trees, wellheads and other subsea hardware up to 35 ton

SEATRAC's services

- Well intervention and abandonment tooling design
- Engineering design and support services for clients
- Service technicians for offshore campaigns
- Service technicians for equipment preparation, repair and maintenance
- Subsea well engineering based in the client office

SEATRAC

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HELIX ENERGY SOLUTIONS

CS - Production Facilities

(Amounts in thousands)	Third Quarter 2006	Third Quarter 2005	Second Quarter 2006
Equity in Earnings	$5,095	$3,049	$4,629
Production throughput (MBOe)	3,148	1,093	2,951

Q3/06 Review:

Continued well problems, related to the *K2* and *K2N* field developments, as well as construction shut-ins related to *Genghis Khan* risers, curtailed production flowing to the *Marco Polo* platform. The third *K2* well started producing in September. By late in the quarter, combined production from the *Marco Polo* and five *K2/K2 North* wells was about 43,000 BOED.

Q4/06 and Outlook:

- *Marco Polo*: The field Operator is planning well work during late Q4 which is expected to add 2,000 to 5,000 BOEPD. Operator has also placed the *Genghis Khan* PUD up for sale and a buyer is expected to close the deal during the quarter, complete the two wells and initiate production in 2007. Equity income for the full year is now expected to fall in the range of $18 to $22 million as per our recently updated guidance

- The *Independence Hub* hull and topsides were integrated at Kiewit Offshore yard in Ingleside, Texas, where carryover work and continuing integration work are being performed. Installation is still planned by the end of the year although activities on the BP Atlantis project could cause some slight delays. Mechanical Completion is expected late in Q1 2007 and production is expected to commence by the third quarter of 2007

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Oil & Gas - Financial Highlights Third Quarter Third Quarter Second Quarter 2006 2005 2006 Revenues $145,032 $75,463 $81,110 Gross Profit 44,595 40,877 41,499 31% 54% 51% Production (BCFe): Shelf 13.3 6.1 6.0 Gunnison 2.3 2.3 2.5 Average Commodity Prices (net of hedging impact): Oil/Bbl $62.55 $54.30 $64.98 Gas/Mcf 7.61 8.66 7.42 (Amounts in thousands, except percentages and production data) H E L I X E N E R G Y S O L U T I O N S

Oil & Gas - Commentary H E L I X E N E R G Y S O L U T I O N S Q3/06 Review: Shelf: Production was 7.3 BCFe higher sequentially, but was around 3.2 BCFe lower than our expectation due to pipeline shut-ins and some production management issues following the pick-up of the Remington production. Natural gas made up 54% of the overall Q3 production. Gunnison: Production was off 0.2 BCFe sequentially, again mainly due to a period of pipeline downtime Q4/06 Outlook: We have hired two Senior personnel to head up our Shelf production management effort from the Houston office. We are still suffering from the impact of pipeline shut-ins, but expect the problem to diminish during the quarter based on repair schedules. We should bring on production from the deepwater Tiger field and three new Shelf discoveries during the quarter. Our overall production estimate for Q4 is 16.0 - 19.0 BCFe. The following three slides provide detail of: wells where drilling was completed during Q3, near term drilling activity and ongoing development projects.

Oil & Gas - Q3 Drilling Update Well Name Working Interest Result Potential*1 Reserves Estimated Initial Rate 1st Production % (Net BCFE) (Net MMCFE/D) Est. West Cameron 342 #1 100 Discovery 4 4 Q1 2007 Vermilion 162 #1 60 Discovery 2 3 Q1 2007 S. Marsh Island 80 A-2 60 Discovery 5 5 Q4 2006 Eugene Island 302 #3 60 Discovery 4 3 Q4 2006 Garden Banks 346 #1 "Huey" 40 Suspended -New Sidetrack Planned - - - East Cameron 73 B-4*2 47 P&A - - - East Cameron 269 #1*2 60 P&A - - - 15 15 *1Total Potential Project Reserves-unaudited *2 Deepshelf wells commenced before closing of Remington acquisition.

Oil & Gas - Drilling Activity Well Name Working Interest % Operator Net Risked Project Potential (BCFE)* Status S. Marsh Island 80 A-3 60 ERT 8 Drilling S. Timbalier 145 #1 75 ERT 22 Drilling East Cameron 339 #1 60 ERT 9 Q4/06 Spud Garden Banks 506 #1 "NOONAN" 100 ERT 170 Drilling Green Canyon 250 "Bishop" 100 ERT 180 Q1/07 Spud * Total potential project Reserves - Unaudited H E L I X E N E R G Y S O L U T I O N S

Oil & Gas - Development Projects Project Name Working Interest Activity Potential* Reserves Estimated Initial Rate 1st Production % (Net BCFE) (Net MMCFE/D) Est. S. Marsh Island 116 60 Subsea Tie Back Completed 2 6 Q4 2006 Green Canyon 195 "TIGER" 40 Subsea Tie Back Completed 14 15 Q4 2006 Eugene Island 391 60 Subsea Tieback Q4 2006 3 5 Q1 2007 Garden Banks 344 "Devils Island" 85 To Be Sidetracked 24 40 Q4 2007 Atwater Valley 426 "Bass Lite" 18 Commence Drilling Q4 2006 25 20 Q4 2007 Green Canyon 236/237 "Phoenix" 100 Acquired Vessel for FPS, Ordered Long Lead Items 60 175 Q3 2008 *Total Potential Project Reserves-unaudited H E L I X E N E R G Y S O L U T I O N S

Helix Hedges - As Of October 31, 2006 H E L I X E N E R G Y S O L U T I O N S